August 7, 1998

TO: Purchasers of Units consisting of $100,000 principal amount of 10% Senior Secured Notes of World Wireless Communications, Inc. (The "Company") and one warrant to purchase 10,000 shares of Common Stock of the Company (individually each a "Lender" and collectively the "Lenders")

          Re:  Waiver and Amendment of Agreements

Ladies and Gentlemen:

          Reference is made to the Loan Agreement between the Lenders and the Company dated as of May 15, 1998 (the "Agreement"), including each note attached thereto as Exhibit A (the "Note"), each warrant attached thereto as Exhibit B (the "Warrant") and the Pledge/Security Agreement attached thereto as Exhibit C (the
"Pledge/Security Agreement").

          As an inducement for each Lender to waive the default of the Company under section4(e) of each note and Section 2.2(c)(v) of the Pledge/Security Agreement, the Company and each Lender agree to amend the above-referenced documents as described herein:

	    1.	(a) The interest rate of each Note on the first page
shall be changed to "16% per annum," effective as of May 15, 1998.

                   (b) Section 3(b) of each Note shall be amended to read as follows, effective as of May 15, 1998:

               "Notwithstanding anything contained herein to the contrary, this Note shall be mandatorily prepaid in the event that the Maker closes an offering of its securities, whether through one or more private placement or secondary public offerings, in which the Maker raises gross proceeds from such transaction or transactions of at least $2,500,000, or, on a pro rata basis with the holders of identical notes of the Company, if less than $2,500,000 is so raised, excluding in any case any funds raised from Lancer Partners L.P., Lancer Offshore L.P., Michael Lauer and their affiliates."
			(c) Interest on each Note shall be paid commencing "August 15, 1998," effective as of may 15, 1998.

        2. Each Warrant shall be amended to provide that the purchase price per share shall be "$2.50" in the first paragraph thereof, effective as of May 15, 1998.

        In consideration of the foregoing amendments, each Lender unconditionally and irrevocably waives the Company's default under
Section 4(e) of each Note and Section 2.2(c)(v) of the Pledge/Security Agreement for the quarter ended June 30, 1998, including without limitation, any and all rights remedies set forth therein, effective as of August 7, 1998.

        Except as amended as set forth herein, the Agreement, each Note, each Warrant and the Pledge/Security Agreement shall continue in full force and effect.

        If this letter accurately sets forth our understanding, please sign your name below and return your signed original to us immediately.

                                Very truly yours,

                                WORLD WIRELESS COMMUNICATIONS, INC.


                                By:  /S/ David D. Singer
					      ------------------------------
                                     David D. Singer, President

THE McCLOSKEY TRUST


By: /S/ William R. Jordan            /S/  Scott Ryan
--------------------------------	 -----------------------------
William R. Jordan, IV                Mr. Scott Ryan
Trustee                              111 Presidential Blvd.
P.O. Box 7846                        Suite 246
Aspen, CO 81612                      Bala Cynwyd, PA 19004

DPM INVESTMENT CORP.


By: /S/ David L. Marrs               /S/  Warren Palitz
---------------------------		 -----------------------------
Suite 246                            Mr. Warren Palitz
David L. Marrs, Sec/Treas            111 Presidential Blvd.
P.O. Box 7846                        Bala Cynwyd, PA 19004
Aspen, CO 81612

FRYING PAN PARTNERS, LLC.


By:  /S/David L. Marrs		       /S/   K. R. Braithwaite
----------------------			 -----------------------------
David L. Marrs, Member               Ms. K.R. Braithwaite
P.O. Box 7846                        3267 Paseo Gallita
Aspen, CO 81612                      San Clemente, CA 92672-3514

CJL INVESTMENTS, LLC


By:  /S/ John H. Perry
-----------------------
John H. Perry, III, Managing-Member